Warrants	3 Months Ended
Mar. 31, 2023
Other Liabilities Disclosure [Abstract]
Warrants	Warrants
Public Warrants and Private Placement Warrants
The public warrants and private placement warrants were issued in connection with ArcLight’s initial public offering. Public warrants were only exercisable for a whole number of shares of common stock at a price of $11.50 per share, subject to adjustment, at any time commencing on September 25, 2021. The warrants were to expire June 14, 2026 or earlier upon redemption or liquidation. The private placement warrants had terms and provisions that were identical to those of the public warrants, but were not transferable, assignable or salable until July 14, 2021, except pursuant to limited exceptions.
The public warrants and private placement warrants were classified as liabilities as they did not meet the requirements for equity classification under Topic 815, Derivatives and Hedging. Immediately prior to the Closing, the warrant liability was $84.6 million for the public warrants and $57.6 million for the private placement warrants. Such warrants were measured at fair value, subject to remeasurement at each balance sheet date.
On September 27, 2021, the Company announced that it would be redeeming all of its outstanding public warrants and private placement warrants (collectively, the “Warrants”) based on the terms in the Amended and Restated Warrant Agreement dated June 14, 2021. On October 29, 2021 (the “Redemption Date”), any Warrants that remained unexercised became void and no longer exercisable, and the holders of those Warrants were entitled to receive only the redemption price of $0.10 per Warrant. In connection with the redemption, holders of Warrants had the option to either exercise the Warrants in cash or on a “cashless” basis to receive 0.255 shares of common stock per warrant.
In October 2021, 10,599 public warrants were exercised for cash resulting in the issuance of 10,599 shares of common stock for an aggregate exercise price of $121,889, 13,436,250 public warrants and 7,550,000 private placement warrants were exercised on a cashless basis resulting in the issuance of 5,351,231 shares of common stock, and 428,145 public warrants were redeemed for cash for an aggregate redemption price of $42,815. In connection with the warrant exercise and redemption, $53.4 million of the carrying amount of the warrant liability was reclassified to stockholder’s equity.
Other Warrants
As of December 31, 2022, the Company had 892 common stock warrants outstanding exchanged from Legacy Proterra warrants.
Activity of warrants in the year ended December 31, 2021 is as follows:

	Public warrants	Private placement warrants	Other warrants	Total warrants
Outstanding as of December 31, 2020 (1)	—	—	5,104,030	5,104,030
Issued as part of the Merger	13,874,994	7,550,000	—	21,424,994
Exercised (2)	(13,446,849)	(7,550,000)	(5,103,138)	(26,099,987)
Redeemed	(428,145)	—	—	(428,145)
Outstanding as of December 31, 2021	—	—	892	892
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(1)Including 4,562,533 warrants issued to the holders of Convertible Notes as described in Note 6.
(2)An aggregate of 10,348,690 shares of common stock were issued from warrant exercise.
A summary of the changes of the warrant liabilities in the year ended December 31, 2021 is as follows (in thousands):

	Legacy Proterra warrant liability	Private placement warrant liability	Public warrant liability
Fair value as of December 31, 2020	$39,670	$—	$—
Warrant liability acquired as part of the reverse recapitalization	—	57,610	84,640
Change in fair value	47,346	(38,589)	(50,264)
Reclassification of liability upon the reverse recapitalization	(69,320)	—	—
Reclassification of liability upon exercise of warrants	(17,696)	(19,021)	(34,376)
Fair value as of December 31, 2021	$—	$—	$—
The change in fair value of warrant liabilities was recorded in the statement of operations.